Exhibit 10.2

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$40,000,000	Pittsburgh, Pennsylvania
June 20, 2013

FOR VALUE RECEIVED, the undersigned, SL INDUSTRIES, INC., a Delaware corporation (“SL Delaware”) and each of the entities listed as a Borrower on the signature pages hereto (collectively and individually as the context may require, along with SL Delaware, referred to herein as "Borrower"), jointly and severally, hereby promise to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Lender"), the lesser of (i) the principal sum of Forty Million Dollars (US$40,000,000), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement, dated as of August 9, 2012, among the Borrower, the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (hereinafter referred to in such capacity as the “Agent”) (as amended, restated, modified, or supplemented from time to time, most recently by that certain Second Amendment and Joinder to Credit Agreement and Security Agreement of even date herewith, the "Credit Agreement"), payable by 12:00 noon on the Expiration Date, together with interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to, or as otherwise provided in, the Credit Agreement.

Interest on the unpaid principal balance hereof from time to time outstanding from the date hereof will be payable at the times provided for in the Credit Agreement.  Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note (this “Note”) and all other obligations due and payable to the Lender pursuant to the Credit Agreement and the other Loan Documents at a rate per annum as set forth in Section 4.3 [Interest After Default] of the Credit Agreement.  Such interest rate will accrue before and after any judgment has been entered.  This Note amends and restates, but does not extinguish the obligations evidenced by, that certain Revolving Credit Note dated August 9, 2012, by SL Delaware’s predecessor in interest, SL Industries, Inc., a New Jersey corporation and the other Borrowers a party thereto, in favor of Lender.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim, or other deduction of any nature at the office of the Agent located at Commercial Loan Operations, P.O. Box 747046, Pittsburgh, Pennsylvania 15274-7046, unless otherwise directed in writing by the holder hereof, in lawful money of the United States of America in immediately available funds.

This Note is one of the revolving credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests, and Liens contained or granted therein.  The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.  The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns.  All references herein to the "Borrower" and the "Lender" shall be deemed to apply to the Borrower and the Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving effect to its conflicts of law principles.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Note by its duly authorized officer with the intention that it constitutes a sealed instrument.

SL INDUSTRIES, INC.

By:	/s/ Louis J. Belardi
Name:	Louis J. Belardi
Title:	CFO, Secretary & Treasurer

SL DELAWARE, INC.
SL DELAWARE HOLDINGS, INC.
TEAL ELECTRONICS CORPORATION
RFL ELECTRONICS INC.
SL MONTEVIDEO TECHNOLOGY, INC.
SL SURFACE TECHNOLOGIES, INC.
CEDAR CORPORATION
MTE CORPORATION
MEX HOLDINGS LLC
SL POWER ELECTRONICS CORPORATION
SLGC HOLDINGS, INC.

By:	/s/ Louis J. Belardi
Name:	Louis J. Belardi
Title:	Authorized Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED
REVOLVING CREDIT NOTE]